UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001- 40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(844) 733-8666
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 (f)    On October 19, 2021, Fluence Energy, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333- 259839) with the Securities and Exchange Commission, which was subsequently amended (the “Registration Statement”). Pursuant to Instruction 1 to Item 402(c)(2)(iv) of Regulation S-K, the Company omitted from the Summary Compensation Table included in the Registration Statement final annual, performance-based bonus amounts payable to the Company’s named executive officers with respect to performance during the Company’s fiscal year ended September 30, 2021 (the “FY 2021 Annual Incentive Bonuses”) because the FY 2021 Annual Incentive Bonuses had not yet been determined at the time the Registration Statement was filed.

    On November 30, 2021, the Compensation Committee (the “Committee”) of the Board of Directors of the Company confirmed and approved the FY 2021 Annual Incentive Bonuses for Mr. Fehr, the Company’s Chief Financial Officer, and Ms. Boll, the Company’s Chief Product Officer. On December 1, 2021, the Company confirmed and approved the FY 2021 Annual Incentive Bonus for Mr. Dubuc, the Company’s Chief Executive Officer. In accordance with Item 5.02(f) of Form 8-K, the Company is providing a revised Summary Compensation Table, which includes the FY 2021 Annual Incentive Bonuses and revised total compensation figures for the Company’s fiscal year ended September 30, 2021. No other amounts have changed.

    The “Bonus” column of the following table sets forth the amounts of the FY 2021 Annual Incentive Bonuses approved by the Committee for each of the named individuals set forth below:

 2021 Summary Compensation Table

    The following table sets forth information concerning the compensation of the Company’s named executive officers for the fiscal year ended September 30, 2021.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($)	Bonus ($)	Total
Manuel Perez Dubuc Chief Executive Officer	2021	412,395	673,992(1)	609,316	341,550	2,037,253
Dennis Fehr Chief Financial Officer	2021	305,711	302,808	274,371	185,150	1,068,040
Rebecca Boll Chief Product Officer	2021	306,557	270,248	243,192	154,733	974,730
(1) In fiscal year 2021, the Company granted 20,700 phantom units to Mr. Dubuc on April 2, 2021. However, in September 2021, the Company and Mr. Dubuc mutually agreed that Mr. Dubuc would relinquish his phantom units awarded on April 2, 2021, in connection with the compensation review in anticipation of the Company’s initial public offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: December 3, 2021	By:	/s/ Francis Fuselier
Francis Fuselier
General Counsel and Secretary